GLVEY-SUP-3

Summary and Statutory Prospectuses Supplement dated June 1, 2017

The purpose of this supplement is to provide you with changes to the current Summary and Statutory Prospectuses for Class A, B, C, R, Y, R5 and R6 shares of the Fund listed below:

Invesco Global Low Volatility Equity Yield Fund

Jens Langewand will no longer serve as Portfolio Manager to Invesco Global Low Volatility Equity Yield Fund. All references to Mr. Langewand in the prospectuses are hereby removed as of the date set forth above.

GLVEY-SUP-3